UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 3, 2016

AFC Building Technologies Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-181259	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

101 1/2 Mary Street West, Whitby, ON Canada	L1N 2R4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (904) 430-6433

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)	Previous independent registered public accounting firm

(i)	On November 2, 2016, AFC Building Technologies Inc. (the “Company”) was advised by HJ and Associates LLC of their resignation as the Company’s independent registered public accounting firm.

(ii)

The reports of HJ and Associates LLC on the Company’s financial statements as of and for the fiscal years ended December 31, 2014 and 2013 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

(iii)	The Company’s board of directors approved the decision to change independent registered public accounting firms.

(iv)

During the fiscal years ended December 31, 2014 and 2013 and through November 3, 2016, there have been no disagreements with HJ and Associates LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of HJ and Associates LLC would have caused them to make reference thereto in connection with their report on the financial statements for such years.

(v)

The Company has requested that HJ and Associates LLC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter provided by HJ and Associates LLC is filed as Exhibit 16.1 to this Form 8-K.

(b)	New independent registered public accounting firm

(1)

On November 3, 2016, the Company engaged Haynie and Company, CPAs, as its new independent registered public accounting firm. During the two most recent fiscal years and through November 3, 2016, the Company had not consulted with Haynie and Company, CPAs regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)

The type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Haynie and Company, CPAs concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject to a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

16.1	Letter from HJ and Associates LLC to the SEC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFC Building Technologies Inc.

“Cindy Kelly”
Cindy Kelly
CEO, Principal Executive Officer

Date:	November 3, 2016